UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) Of the Securities and Exchange Act Of 1934

October 25, 2004

Date of Report (Date of earliest event reported)

WATSON PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-20045	95-3872914
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

311 Bonnie Circle Corona, California		92880
(Address of principal executive offices)		(Zip Code)

(951) 493-5300

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 25, 2004, Watson Pharmaceuticals, Inc. issued a press release announcing its strategic decision to create the position of President for each of its business units, Brands and Generics.  The company has initiated a search for these new positions.  As a result of this new management structure, Watson announced the departure of Joseph C. Papa, the company’s President and Chief Operating Officer, effective November 19, 2004.

A copy of the Press Release is furnished herewith as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

c.  Exhibits:

Exhibit No.	Description

99.1	Press Release titled “Watson Pharmaceuticals Announces Senior Management Change” issued October 25, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 26, 2004.	WATSON PHARMACEUTICALS, INC.

	By:	/s/ Charles P. Slacik
Charles P. Slacik
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release titled “Watson Pharmaceuticals Announces Senior Management Change” issued October 25, 2004.